UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10603

Western Asset Premier Bond Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2014

WESTERN ASSET

PREMIER BOND FUND (WEA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Premier Bond Fund for the six-month reporting period ended June 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

II	Western Asset Premier Bond Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. At the beginning of the six months ended June 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the initial reading for second quarter GDP growth, released after the reporting period ended, was 4.0%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including increased private inventory investment and exports, as well as an acceleration in personal consumption expenditures and an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014, and slipped to 55.3 in June, with fifteen of the eighteen industries within the PMI expanding.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment then ticked up to 6.7% in February and held steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% from May through June 2014, matching the lowest level since 1978. The number of longer-term unemployed, however, declined, as 32.8% of the 9.5 million Americans looking for work in June 2014 had been out of work for more than six months. In contrast, 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

Western Asset Premier Bond Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next four meetings (January, March, April and June 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on July 30, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in August, it will buy a total of $25 billion per month ($10 billion per month of agency MBS and $15 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.38%. It fell as low as 0.30% in early February 2014, and was as high as 0.51% on June 17, 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 3.04%, its peak for the period. The ten-year Treasury fell as low as 2.44% on May 28, 2014 and ended the period at 2.53%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period, rallying in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on an upbeat note as the spread sectors generated positive results from April through June. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 3.93% during the six months ended June 30, 2014.

Q. How did the high-yield bond market perform over the six months ended June 30, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period, gaining 5.46% for the six months ended June 30, 2014. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi, posted positive returns during all six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults.

IV	Western Asset Premier Bond Fund

Performance review

For the six months ended June 30, 2014, Western Asset Premier Bond Fund returned 7.69% based on its net asset value (“NAV”)vii and 6.53% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexviii and the Barclays U.S. Credit Indexix, returned 5.46% and 5.70%, respectively, for the same period. The Lipper Corporate BBB-Rated Debt Closed-End Funds Category Averagex returned 7.21% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.54 per share. As of June 30, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2014 (unaudited)
price per share	6-month total return**
$15.39 (NAV)	7.69	%†
$14.93 (Market Price)	6.53	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “WEA” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XWEAX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Premier Bond Fund	V

Investment commentary (cont’d)

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Premier Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 31, 2014

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which involve additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Premier Bond Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

ix	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

Western Asset Premier Bond Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of June 30, 2014 and December 31, 2013 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2014

Total Spread Duration
WEA	— 4.04 years
Benchmark	— 4.04 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

2	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2014

Total Effective Duration
WEA	— 3.19 years
Benchmark	— 4.04 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WEA	— Western Asset Premier Bond Fund

Western Asset Premier Bond Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 80.8%
Consumer Discretionary — 10.5%
Automobiles — 2.4%
DaimlerChrysler NA Holding Corp., Notes	8.500%	1/18/31	1,000,000		$1,516,881
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,030,000		1,131,589
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	680,000		789,908
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,000,000		1,021,510
Total Automobiles					4,459,888
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	5,000		5,863
Service Corp. International, Senior Notes	7.500%	4/1/27	60,000		66,300
Total Diversified Consumer Services					72,163
Hotels, Restaurants & Leisure — 1.1%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	120,000		126,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	160,000		133,200
CCM Merger Inc., Senior Notes	9.125%	5/1/19	570,000		611,325	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	280,000		285,600	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	720,000		763,200	(a)
Total Hotels, Restaurants & Leisure					1,919,325
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	390,000		436,313
Media — 6.6%
21st Century Fox America Inc., Notes	8.875%	4/26/23	400,000		539,134
Comcast Corp., Notes	5.900%	3/15/16	400,000		435,468
Comcast Corp., Notes	7.050%	3/15/33	1,000,000		1,347,731
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,100,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	385,000		457,187
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000		1,601,250	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	344,967		396,712	(a)(b)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	720,000		968,561
Time Warner Cable Inc., Senior Notes	5.850%	5/1/17	500,000		562,334
Time Warner Inc., Senior Debentures	7.700%	5/1/32	980,000		1,360,871
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,820,000	EUR	2,716,418	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	530,000		530,000	(a)
Total Media					12,015,666
Specialty Retail — 0.2%
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	270,000		299,700	(a)
Total Consumer Discretionary					19,203,055

See Notes to Financial Statements.

4	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 4.6%
Food & Staples Retailing — 2.1%
CVS Pass-Through Trust, Secured Bonds	5.789%	1/10/26	468,280	$524,834	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	470,148	529,259
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	467,028	537,623
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	447,446	540,853
CVS Pass-Through Trust, Secured Notes	7.507%	1/10/32	434,882	542,932	(a)
Kroger Co., Senior Notes	6.400%	8/15/17	1,090,000	1,248,726
Total Food & Staples Retailing				3,924,227
Food Products — 2.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	686,921	830,687
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	465,000	506,269
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	500,000	498,750	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	500,000	535,625	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	176,000	185,020	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	2,000,000	2,029,348	(a)
Total Food Products				4,585,699
Total Consumer Staples				8,509,926
Energy — 9.5%
Energy Equipment & Services — 1.2%
CGG, Senior Notes	6.500%	6/1/21	750,000	744,375
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	370,000	378,325	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	410,000	433,575	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	650,000	645,125	(a)
Total Energy Equipment & Services				2,201,400
Oil, Gas & Consumable Fuels — 8.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	570,000	776,013
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,080,000	818,100
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	170,000	180,625
Burlington Resources Finance Co., Senior Notes	7.400%	12/1/31	450,000	634,919
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	900,000	918,000	(a)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	150,000	161,985
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	440,000	476,300
Devon Energy Corp., Debentures	7.950%	4/15/32	310,000	438,977
Devon Energy Corp., Senior Notes	1.875%	5/15/17	1,000,000	1,017,275
Ecopetrol SA, Senior Notes	5.875%	9/18/23	55,000	61,738

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Ecopetrol SA, Senior Notes	5.875%	5/28/45	130,000	$134,456
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	190,000	206,150
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	320,000	345,600
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	670,000	731,138
Hess Corp., Notes	7.875%	10/1/29	350,000	482,294
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	180,000	181,800	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	740,000	817,700
MEG Energy Corp., Senior Notes	7.000%	3/31/24	840,000	926,100	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	370,000	388,500	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	150,000	160,125	(a)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	960,000	1,000,541
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	125,000	133,750
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	429,000	478,871
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	650,000	760,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	80,000	86,900
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	269,940	(c)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	710,000	770,350	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	230,000	250,700
Transocean Inc., Senior Notes	5.050%	12/15/16	1,000,000	1,086,322
Williams Cos. Inc., Debentures	7.500%	1/15/31	413,000	488,480
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	39,000	50,847
Total Oil, Gas & Consumable Fuels				15,234,996
Total Energy				17,436,396
Financials — 23.5%
Banks — 16.2%
Bank of America Corp., Senior Notes	3.750%	7/12/16	1,000,000	1,051,959
Bank of America Corp., Senior Notes	5.000%	5/13/21	1,100,000	1,227,809
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	610,000	843,758	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,500,000	2,853,750
Capital One N.A., Senior Notes	1.500%	3/22/18	1,810,000	1,793,124
Citigroup Inc., Senior Notes	1.700%	7/25/16	1,000,000	1,013,144
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	500,000	486,723
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	1,000,000	1,203,296
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,610,000	1,901,812	(a)(d)(e)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	700,000	806,420	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	300,000	306,512	(a)

See Notes to Financial Statements.

6	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	1,000,000	$1,053,937
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	910,000	920,752	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,910,000	1,948,200	(d)(e)
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,300,000	1,312,329
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	760,000	768,881	(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000	1,609,053
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	150,000	162,181
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	1,580,000	1,604,330
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	140,000	160,628
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	510,000	550,816	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	300,000	304,439	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/11/14	2,530,000	2,454,100	(d)(e)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	3,090,000	3,275,400	(d)(e)
Total Banks				29,613,353
Capital Markets — 2.8%
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	2,000,000	1,960,240	(d)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,000,000	1,146,820
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	800,000	898,346
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,203,034
Total Capital Markets				5,208,440
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	350,000	425,250
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	500,000	553,333
Total Consumer Finance				978,583
Diversified Financial Services — 2.5%
General Electric Capital Corp., Notes	5.300%	2/11/21	450,000	511,704
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	557,500	(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,380,000	1,604,250
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	750,000	819,375
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	400,000	464,000	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(a)(d)
Total Diversified Financial Services				4,495,579
Insurance — 1.1%
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000	236,000	(a)
Metlife Inc., Junior Subordinated Notes	10.750%	8/1/39	500,000	794,375
XL Capital Ltd., Senior Notes	5.250%	9/15/14	1,000,000	1,009,864
Total Insurance				2,040,239

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	690,000	$738,300	(a)
Total Financials				43,074,494
Health Care — 1.3%
Health Care Equipment & Supplies — 0.5%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	340,000	347,650	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	610,000	633,638
Total Health Care Equipment & Supplies				981,288
Health Care Providers & Services — 0.8%
HCA Inc., Debentures	7.500%	11/15/95	475,000	446,500
HCA Inc., Notes	7.690%	6/15/25	90,000	101,475
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	230,000	245,237
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	480,000	555,600
Total Health Care Providers & Services				1,348,812
Total Health Care				2,330,100
Industrials — 11.4%
Aerospace & Defense — 0.6%
Boeing Co., Notes	6.125%	2/15/33	600,000	771,800
GenCorp Inc., Secured Notes	7.125%	3/15/21	250,000	273,125
Total Aerospace & Defense				1,044,925
Airlines — 6.8%
Air 2 US, Notes	8.027%	10/1/19	1,406,763	1,491,168	(a)
America West Airlines Inc., Pass-Through Certificates, Ambac Assurance Corp.	8.057%	7/2/20	1,654,421	1,906,720
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	128,654	150,525
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	362,043	408,203
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	533,354	573,355
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	587,355	646,091
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	823,076	912,544
United Airlines Inc., Pass-Through Certificates	8.048%	11/1/20	455,416	524,001
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	663,211	724,558
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	898,647	979,526
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	2,082,883	2,249,514
US Airways, Pass-Through Trust, Secured Notes	7.125%	10/22/23	1,692,653	1,984,636
Total Airlines				12,550,841
Commercial Services & Supplies — 0.4%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	590,000	644,575	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	72,000	78,660	(a)
Total Commercial Services & Supplies				723,235

See Notes to Financial Statements.

8	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.9%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	270,000	$251,775	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	610,000	649,650	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	360,000	378,900	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	200,000	207,000	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	197,780	210,643	(a)
Total Construction & Engineering				1,697,968
Electrical Equipment — 0.2%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000	368,900	(a)
Machinery — 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	710,000	795,200	(a)
Marine — 1.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,673,000	1,677,182
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	470,000	491,150	(a)
Total Marine				2,168,332
Road & Rail — 0.5%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	620,000	654,875	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	280,000	285,600	(a)
Total Road & Rail				940,475
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	590,000	651,950
Total Industrials				20,941,826
Information Technology — 2.1%
IT Services — 1.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	465,000	471,975	(a)
Electronic Data Systems Corp., Notes	7.450%	10/15/29	500,000	613,609
First Data Corp., Senior Notes	12.625%	1/15/21	940,000	1,157,375
First Data Corp., Senior Secured Notes	6.750%	11/1/20	98,000	106,085	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	208,000	246,740
Interactive Data Corp., Senior Notes	5.875%	4/15/19	270,000	274,050	(a)
Total IT Services				2,869,834
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	349,350	(a)
Technology Hardware, Storage & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	500,000	545,506
Total Information Technology				3,764,690

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 4.8%
Chemicals — 0.3%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	230,000	$233,450	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	250,000	256,250	(a)(b)
Total Chemicals				489,700
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	560,000	602,000	(c)
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	415,000	457,537	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	213,529	221,003	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	590,000	631,300	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	50,000	53,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	630,000	697,725
Total Containers & Packaging				2,061,065
Metals & Mining — 2.3%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	198,000	221,760
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	430,000	421,400	(a)
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	300,000	357,768
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	960,000	972,796
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	370,000	340,400
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	260,000	293,150	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	620,000	691,300
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	200,000	213,500	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	90,000	96,075	(a)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	580,000	649,600	(c)
Total Metals & Mining				4,257,749
Paper & Forest Products — 0.8%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	610,000	606,950
Weyerhaeuser Co., Debentures	7.375%	3/15/32	560,000	756,655
Total Paper & Forest Products				1,363,605
Total Materials				8,774,119
Telecommunication Services — 10.9%
Diversified Telecommunication Services — 9.8%
AT&T Inc., Senior Notes	5.625%	6/15/16	400,000	437,038
AT&T Inc., Senior Notes	5.350%	9/1/40	170,000	184,912

See Notes to Financial Statements.

10	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	25,000	$24,063
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	750,000	746,250	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	290,000	324,800
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	530,000	567,762	(a)
Orange, Notes	9.000%	3/1/31	600,000	903,029
Qwest Corp., Senior Notes	7.500%	10/1/14	150,000	152,539
Qwest Corp., Senior Notes	6.750%	12/1/21	2,000,000	2,315,480
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,500,000	1,505,625	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000	2,233,092
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	770,000	875,875
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	4,330,000	4,845,673
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,500,000	1,549,020	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	490,000	517,685	(a)
Windstream Corp., Senior Notes	6.375%	8/1/23	800,000	811,000
Total Diversified Telecommunication Services				17,993,843
Wireless Telecommunication Services — 1.1%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000	757,500
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	500,000	606,250	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	570,000	562,162	(a)
Total Wireless Telecommunication Services				1,925,912
Total Telecommunication Services				19,919,755
Utilities — 2.2%
Electric Utilities — 1.4%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	210,000	215,435	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000	2,091,859
Southern Co., Senior Notes	1.950%	9/1/16	150,000	153,515
Total Electric Utilities				2,460,809
Gas Utilities — 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	20,000	27,328
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp., Senior Notes	8.000%	6/1/20	100,000	120,250
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	559,000	623,285	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	746,000	798,220	(a)
Total Independent Power and Renewable Electricity Producers				1,541,755
Total Utilities				4,029,892
Total Corporate Bonds & Notes (Cost — $136,014,695)				147,984,253

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-backed Securities — 17.8%
AAA Trust, 2005-1A 1A3B	0.561%	2/27/35	469,462	$351,950	(a)(d)
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	976,281	771,946
ACE Securities Corp., 2005-WF1 M1	0.572%	5/25/35	470,000	441,400	(d)
Ameriquest Mortgage Securities Inc., 2004-R1 A1B	0.952%	2/25/34	466,778	431,979	(d)
Ameriquest Mortgage Securities Inc., 2004-R9 M1	1.082%	10/25/34	178,543	178,395	(d)
Argent Securities Inc., 2003-W3 M1	1.275%	9/25/33	76,072	73,732	(d)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	2,130,741	2,122,751	(f)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	63,152	66,579	(d)
Bayview Financial Asset Trust, 2004-SSRA A1	0.752%	12/25/39	215,059	205,032	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M1	0.952%	3/25/37	1,053,620	889,224	(a)(d)(f)
Bayview Financial Asset Trust, 2007-SR1A M3	1.302%	3/25/37	399,649	291,744	(a)(d)
Bayview Financial Asset Trust, 2007-SR1A M4	1.652%	3/25/37	108,995	70,847	(a)(d)
Bear Stearns Asset Backed Securities Trust, 2006-SD3 1P0, STRIPS, PO	0.000%	8/25/36	571,735	370,409
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	349,152	351,822
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.352%	11/25/45	99,143	95,428	(a)(d)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	210,507	214,299
Countrywide Asset-Backed Certificates, 2004-3 3A3	0.912%	8/25/34	138,840	133,525	(d)
Countrywide Asset-Backed Certificates, 2006-3 3A1	0.272%	6/25/36	294,090	282,979	(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.052%	10/25/47	948,725	824,266	(d)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.152%	8/25/47	43,607	37,126	(a)(d)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.772%	1/25/35	334,578	333,039	(a)(d)
CS First Boston Mortgage Securities Corp., 2004-CF2 2A1	0.622%	5/25/44	11,667	11,394	(a)(d)
Education Funding Capital Trust, 2004-1 B1	1.880%	6/15/43	1,200,000	1,056,000	(d)(f)
EMC Mortgage Loan Trust, 2003-B A1	0.702%	11/25/41	34,490	34,179	(a)(d)
Firstfed Corp. Manufactured Housing Contract, 1996-1 B	8.060%	10/15/22	694,151	594,565	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.902%	2/25/31	166,173	158,814	(a)(d)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	16,454	1,880
Green Tree Financial Corp., 1993-1 B	8.450%	4/15/18	28,432	18,131
Green Tree Home Improvement Loan Trust, 1996-D HIB2	8.000%	9/15/27	18,532	15,189
Greenpoint Manufactured Housing, 1999-2 A2	2.915%	3/18/29	425,000	371,541	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.534%	6/19/29	125,000	108,902	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.649%	2/20/30	125,000	108,966	(d)
Greenpoint Manufactured Housing, 1999-5 A5	7.820%	12/15/29	321,988	328,861	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.650%	2/20/32	350,000	320,335	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.656%	3/13/32	575,000	517,773	(d)

See Notes to Financial Statements.

12	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-backed Securities — continued
GSAA Home Equity Trust, 2004-8 A3A	0.892%	9/25/34	142,129	$142,139	(d)
GSAA Home Equity Trust, 2006-19 A3A	0.392%	12/25/36	638,171	377,091	(d)
GSAMP Trust, 2003-SEA2 A1	4.422%	7/25/33	1,459,381	1,433,479
GSRPM Mortgage Loan Trust, 2006-1 A1	0.452%	3/25/35	96,647	93,932	(a)(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.450%	9/25/36	157,567	148,623	(a)(d)
Indymac Manufactured Housing Contract, 1997-1 A5	6.970%	2/25/28	126,395	125,409
Lehman XS Trust, 2007-1 WF1	5.040%	1/25/37	682,519	407,694	(d)
Long Beach Mortgage Loan Trust, 2004-4 M1	1.052%	10/25/34	1,620,000	1,528,857	(d)
Morgan Stanley ABS Capital I, 2003-SD1 A1	1.152%	3/25/33	17,657	16,691	(d)
Morgan Stanley Capital Inc., 2003-NC9 M	1.277%	9/25/33	1,182,611	1,093,300	(d)
Morgan Stanley Capital Inc., 2004-HE7 M1	1.052%	8/25/34	1,539,471	1,449,983	(d)
New Century Home Equity Loan Trust, 2004-2 A2	0.892%	8/25/34	475,320	445,234	(d)
New Century Home Equity Loan Trust, 2004-3 M1	1.082%	11/25/34	1,480,740	1,364,010	(d)
Oakwood Mortgage Investors Inc., 2002-B A3	6.060%	6/15/32	185,728	192,311	(d)
Option One Mortgage Loan Trust, 2003-2 A2	0.752%	4/25/33	307,779	283,077	(d)
Origen Manufactured Housing, 2006-A A2	2.246%	10/15/37	2,241,648	1,950,744	(d)
Origen Manufactured Housing, 2007-A A2	2.109%	4/15/37	2,579,072	2,272,792	(d)
PAMCO CLO, 1997-1A B	7.910%	8/6/13	525,066	105,013	(g)
Park Place Securities Inc., 2004-WCW1 M2	0.832%	9/25/34	1,110,963	1,099,176	(d)
Park Place Securities Inc., 2004-WHQ2 M2	1.097%	2/25/35	493,204	495,899	(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	1,600,000	460,000	(a)
People’s Choice Home Loan Securities Trust, 2004-1 A3	1.192%	6/25/34	400,842	391,957	(d)
RAAC Series, 2007-RP1 M1	0.702%	5/25/46	210,000	155,609	(a)(d)
Renaissance Home Equity Loan Trust, 2004-2 AF4	5.392%	7/25/34	318,404	323,824
Renaissance Home Equity Loan Trust, 2005-2 AF5	5.201%	8/25/35	750,000	617,810
Renaissance Home Equity Loan Trust, 2005-3 AV3	0.532%	11/25/35	557,185	469,999	(d)
Residential Asset Mortgage Products Inc., 2004-RZ1 AII	0.632%	3/25/34	347,761	340,123	(d)
Residential Asset Securities Corp., 2002-KS2 AI6	6.228%	4/25/32	206,862	211,733	(d)
Residential Asset Securities Corp., 2003-KS8 AI6	4.830%	10/25/33	198,501	197,187	(d)
Settlement Fee Finance LLC, 2004-1A A	9.100%	7/25/34	599,045	642,197	(a)(f)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	471,984	466,075
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	67,205	66,007	(a)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.901%	3/25/35	399,953	400,131	(d)
Structured Asset Securities Corp., 2006-GEL3 A2	0.382%	7/25/36	694,082	688,578	(a)(d)
Total Asset-backed Securities (Cost — $28,559,091)				32,641,686
Collateralized Mortgage Obligations — 12.9%
American Home Mortgage Investment Trust, 2007-A 4A	0.600%	7/25/46	697,447	276,080	(a)(d)
Banc of America Funding Corp., 2004-B 6A1	2.224%	12/20/34	339,009	236,829	(d)

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
BCAP LLC Trust, 2009-RR12 2A2	0.512%	3/26/35	1,844,014	$867,706	(a)(d)
Bear Stearns Alt-A Trust, 2004-03 A1	0.792%	4/25/34	336,826	329,564	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.606%	1/25/36	820,280	648,067	(d)
Bear Stearns Asset Backed Securities Trust, 2002-AC1 B4	7.000%	1/25/32	541,414	108,505	(a)
BlackRock Capital Finance LP, 1997-R2 B5	4.778%	12/25/35	81,916	2,040	(a)(d)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.402%	8/25/35	1,012,256	919,234	(a)(d)
Chevy Chase Mortgage Funding Corp., 2004-4A A1	0.382%	10/25/35	1,493,963	1,366,709	(a)(d)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.352%	10/25/36	1,299,971	1,151,968	(a)(d)
Countrywide Home Loans, 2004-R2 1AF1	0.572%	11/25/34	264,359	232,337	(a)(d)
Countrywide Home Loans, 2005-7 1A1	0.692%	3/25/35	1,071,899	1,017,339	(d)
Countrywide Home Loans, 2006-HYB4 3B	2.549%	6/20/36	824,916	680,599	(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.512%	3/25/35	444,486	397,314	(a)(d)
Credit Suisse Mortgage Capital Certificates, 2009-16R 4A1	2.483%	3/26/35	309,031	297,204	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.363%	4/25/20	1,267,960	65,559	(d)
Greenpoint Mortgage Funding Trust, 2005-AR5 3A2	0.422%	11/25/46	277,966	828,894	(d)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	1,165,443	1,221,823	(a)(d)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.955%	11/19/34	113,862	86,880	(d)
HarborView Mortgage Loan Trust, 2004-10 4A	2.557%	1/19/35	287,433	289,889	(d)
HarborView Mortgage Loan Trust, 2005-9 B10	1.903%	6/20/35	337,445	3	(d)
Impac CMB Trust, 2004-9 1A1	0.912%	1/25/35	40,381	36,862	(d)
Impac CMB Trust, 2005-2 2A2	0.952%	4/25/35	148,298	144,671	(d)
Impac CMB Trust, 2A-10	0.792%	3/25/35	306,943	261,595	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	110,132	109,321
Jefferies & Co., 2009-B 9A	0.483%	11/21/35	38,892	316,966	(a)(d)(f)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,007,921	644,003	(d)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.769%	9/25/35	630,000	591,213	(d)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.044%	4/25/37	213,199	197,862	(d)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.556%	6/15/36	256,142	661	(a)(d)(i)
Luminent Mortgage Trust, 2006-6 A1	0.352%	10/25/46	735,975	638,561	(d)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.636%	11/21/34	1,412,379	1,441,289	(d)
MASTR ARM Trust, 2004-7 6M1	0.802%	8/25/34	467,586	463,552	(d)
Merit Securities Corp., 11PA 3A1	0.770%	4/28/27	115,216	101,203	(a)(d)
Merit Securities Corp., 11PA B3	2.400%	9/28/32	799,764	738,679	(a)(d)
Metropolitan Asset Funding Inc., 1998-BI B1	8.000%	11/20/24	497,809	396,304	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	236,064	238,135	(d)
Prime Mortgage Trust, 2005-2 2XB, STRIPS, IO	1.743%	10/25/32	2,808,842	108,906	(d)

See Notes to Financial Statements.

14	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Prime Mortgage Trust, 2005-5 1X, STRIPS, IO	0.966%	7/25/34	5,104,110	$3,445	(d)
Prime Mortgage Trust, 2005-5 1XB, STRIPS, IO	1.214%	7/25/34	913,511	24,081	(d)
Regal Trust IV, 1999-1 A	2.268%	9/29/31	42,370	39,748	(a)(d)
Residential Asset Mortgage Products Inc., 2005-SL2 AP0, STRIPS, PO	0.000%	2/25/32	78,246	72,249
Sequoia Mortgage Trust, 2003-2 A2	1.000%	6/20/33	27,946	27,446	(d)
Sequoia Mortgage Trust, 2004-10 A1A	0.463%	11/20/34	22,777	22,735	(d)
Sequoia Mortgage Trust, 2004-11 A1	0.453%	12/20/34	36,130	34,521	(d)
Sequoia Mortgage Trust, 2004-12 A1	0.423%	1/20/35	299,742	278,598	(d)
Structured Asset Securities Corp., 1998-RF2 A	6.837%	7/15/27	271,493	271,274	(a)(d)
Structured Asset Securities Corp., 2002-9 A2	0.752%	10/25/27	595,823	585,772	(d)
Structured Asset Securities Corp., 2003-9A 2A2	2.358%	3/25/33	172,637	172,852	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.952%	9/25/33	133,642	131,721	(a)(d)
Thornburg Mortgage Securities Trust, 2003-4 A1	0.792%	9/25/43	457,318	449,608	(d)
Thornburg Mortgage Securities Trust, 2004-03 A	0.892%	9/25/44	527,590	512,036	(d)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.092%	9/25/37	267,219	278,890	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR06 A	0.572%	5/25/44	452,352	440,147	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.572%	6/25/44	313,496	293,790	(d)
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-5 3A3	6.221%	7/25/36	719,132	395,142
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A2A	4.823%	9/25/36	1,124,769	696,988
Washington Mutual Alternative Mortgage Pass-Through Certificates, 2006-7 A3	4.823%	9/25/36	138,767	81,206
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	366,582	354,554	(d)
Washington Mutual Inc., 2005-AR8 2A1A	0.442%	7/25/45	317,164	299,627	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.442%	10/25/45	262,898	246,933	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR5 3A	1.064%	7/25/46	856,676	508,795	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	20,876	22,089
Total Collateralized Mortgage Obligations (Cost — $19,429,917)				23,698,573
Mortgage-backed Securities — 0.2%
FNMA — 0.2%
Federal National Mortgage Association (FNMA), Whole Loan (Cost — $277,703)	6.500%	8/25/44	272,196	305,469

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Senior Loans — 1.5%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	430,000		$435,375	(j)(k)
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	210,000		179,200	(j)(k)
Total Consumer Discretionary					614,575
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	180,000		173,250	(j)(k)
Health Care — 0.5%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	360,000		362,700	(j)(k)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	440,000		441,100	(j)(k)
Total Health Care					803,800
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	330,000		340,175	(j)(k)
Utilities — 0.4%
Independent Power and Renewable Electricity Producers — 0.4%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/10/16	735,191		739,786	(j)(k)
Total Senior Loans (Cost — $2,677,874)					2,671,586
Sovereign Bonds — 9.2%
Argentina — 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,010,000		959,478
Brazil — 2.1%
Federative Republic of Brazil, Notes	10.000%	1/1/17	8,989,000	BRL	3,932,072
Mexico — 3.4%
United Mexican States, Bonds	8.000%	6/11/20	11,147,000	MXN	987,835
United Mexican States, Bonds	6.500%	6/9/22	60,296,400	MXN	4,939,927
United Mexican States, Bonds	10.000%	12/5/24	2,750,000	MXN	283,040
Total Mexico					6,210,802
Poland — 1.6%
Republic of Poland, Bonds	4.000%	10/25/23	8,440,000	PLN	2,898,653
Turkey — 1.1%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	210,000		228,900
Republic of Turkey, Senior Bonds	5.750%	3/22/24	1,200,000		1,311,000
Republic of Turkey, Senior Notes	6.250%	9/26/22	400,000		450,720
Total Turkey					1,990,620

See Notes to Financial Statements.

16	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 0.5%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	1,060,000	$911,600
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	2,000	1,685
Total Venezuela				913,285
Total Sovereign Bonds (Cost — $17,089,013)				16,904,910
U.S. Government & Agency Obligations — 3.3%
U.S. Government Obligations — 3.3%
U.S. Treasury Notes	0.250%	2/15/15	2,000,000	2,002,188
U.S. Treasury Notes	0.250%	2/28/15	4,000,000	4,004,220
Total U.S. Government & Agency Obligations (Cost — $6,000,643)				6,006,408

			Shares
Common Stocks — 0.9%
Financials — 0.6%
Banks — 0.6%
Citigroup Inc.			25,131	1,183,670
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc.			1,900	91,200	*(f)(i)
Industrials — 0.2%
Marine — 0.2%
DeepOcean Group Holding AS			8,860	304,128	(f)(i)
Total Common Stocks (Cost — $1,128,516)				1,578,998
Preferred Stocks — 1.8%
Financials — 1.8%
Capital Markets — 0.3%
State Street Corp.	5.900%		23,328	611,194	(d)
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		62,722	1,712,310	(d)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		37,975	1,051,908	(d)
Corporate-Backed Trust Certificates, Series 2001-8, Class A-1	7.375%		33,900	1,695	*(h)
Total Diversified Financial Services				1,053,603
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	0.000%		100	1,698	*(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%		200	3,500	*
Total Thrifts & Mortgage Finance				5,198
Total Preferred Stocks (Cost — $3,263,559)				3,382,305
Total Investments before Short-term Investments (Cost — $214,441,011)				235,174,188

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2014

Western Asset Premier Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 6.7%
Repurchase Agreements — 6.7%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/14; Proceeds at maturity — $12,200,020; (Fully collateralized by U.S. government agency obligations, 1.700% due 11/21/18; Market value — $12,453,383) (Cost — $12,200,000)	0.060%	7/1/14	12,200,000	$12,200,000
Total Investments — 135.1% (Cost — $226,641,011#)				247,374,188
Other Assets in Excess of Liabilities — 4.2%				7,701,222
Liquidation Value of Preferred Shares — (39.3)%				(72,000,000)
Total Net Assets — 100.0%				$183,075,410

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	The maturity principal is currently in default as of June 30, 2014.

(h)	The coupon payment on these securities is currently in default as of June 30, 2014.

(i)	Illiquid security.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
EUR	— Euro
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

18	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2014

Assets:
Investments, at value (Cost — $226,641,011)	$247,374,188
Foreign currency, at value (Cost — $475,669)	471,511
Cash	942,671
Interest receivable	2,735,292
Receivable for insurance proceeds (Note 9)	2,081,620
Receivable for securities sold	1,131,167
Deposits with brokers for open futures contracts	246,518
Principal paydown receivable	72,115
Unrealized appreciation on forward foreign currency contracts	41,256
Prepaid expenses	60,538
Other assets	62,413
Total Assets	255,219,289

Liabilities:
Investment management fee payable	115,201
Distributions payable to auction rate preferred stockholders	15,215
Payable to broker — variation margin on open futures contracts	12,344
Trustees’ fees payable	1,119
Total Liabilities	143,879

Preferred Shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 5)	72,000,000
Total Net Assets	$183,075,410

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 11,897,629 shares issued and outstanding	166,171,436
Undistributed net investment income	6,917,551
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(10,785,944)
Net unrealized appreciation on investments, futures contracts and foreign currencies	20,772,367
Total Net Assets	$183,075,410

Shares Outstanding	11,897,629

Net Asset Value	$15.39

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended June 30, 2014

Investment Income:
Interest	$7,326,658
Dividends	111,240
Total Investment Income	7,437,898

Expenses:
Investment management fee (Note 2)	687,094
Legal fees	182,075
Audit and tax	39,104
Fund accounting fees	23,984
Transfer agent fees	21,343
Auction participation fees (Note 5)	17,966
Shareholder reports	17,033
Excise tax (Note 1)	15,357
Rating agency fees	15,178
Stock exchange listing fees	14,177
Trustees’ fees	13,779
Auction agent fees	6,198
Custody fees	5,324
Insurance	2,208
Miscellaneous expenses	5,339
Total Expenses	1,066,159
Net Investment Income	6,371,739

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,970,435
Futures contracts	(378,367)
Foreign currency transactions	(132,659)
Net Realized Gain	1,459,409
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,438,485
Futures contracts	(79,726)
Foreign currencies	136,439
Change in Net Unrealized Appreciation (Depreciation)	5,495,198
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	6,954,607
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income (Note 5)	(50,165)
Increase in Net Assets from Operations	$13,276,181

See Notes to Financial Statements.

20	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013	2014	2013

Operations:
Net investment income	$6,371,739	$13,622,048
Net realized gain	1,459,409	2,381,492
Change in net unrealized appreciation (depreciation)	5,495,198	(2,674,405)
Distributions paid to auction rate preferred stockholders from net investment income	(50,165)	(109,226)
Increase in Net Assets From Operations	13,276,181	13,219,909

Distributions to Shareholders From (Note 1):
Net investment income	(6,423,994)	(13,551,587)
Decrease in Net Assets From Distributions to Shareholders	(6,423,994)	(13,551,587)

Fund Share Transactions:
Reinvestment of distributions (2,039 and 20,226 shares issued, respectively)	31,278	309,192
Increase in Net Assets from Fund Share Transactions	31,278	309,192
Increase (Decrease) in Net Assets	6,883,465	(22,486)

Net Assets:
Beginning of period	176,191,945	176,214,431
End of period*	$183,075,410	$176,191,945
*Includesundistributed net investment income of:	$6,917,551	$7,019,971

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2014[1,2]	2013[2]	2012[2]	2011[2]	2010[2]	2009[2]

Net asset value, beginning of period	$14.81	$14.84	$13.05	$13.96	$12.39	$8.72

Income (loss) from operations:
Net investment income	0.54	1.15	1.16	1.32	1.47	1.64
Net realized and unrealized gain (loss)	0.58	(0.03)	1.96	(0.73)	1.57	3.33
Distributions paid to auction rate preferred stockholders from net investment income	(0.00) [3]	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
Total income from operations	1.12	1.11	3.11	0.58	3.02	4.95

Less distributions from:
Net investment income	(0.54) [4]	(1.14)	(1.32)	(1.49)	(1.45)	(1.28)
Total distributions	(0.54)	(1.14)	(1.32)	(1.49)	(1.45)	(1.28)

Net asset value, end of period	$15.39	$14.81	$14.84	$13.05	$13.96	$12.39

Market price, end of period	$14.93	$14.53	$15.54	$15.95	$14.13	$13.36
Total return, based on NAV[5,6]	7.69%	7.71%	24.90%	4.12%	25.50%	60.98%
Total return, based on Market Price[7]	6.53%	0.97%	6.16%	24.87%	17.56%	68.84%

Net assets, end of period (000s)	$183,075	$176,192	$176,214	$154,406	$163,814	$143,859

Ratios to average net assets:[8]
Gross expenses	1.19%[9]	1.20%	1.19%	1.30%	1.38%	1.95%
Net expenses[10]	1.19 [9]	1.20	1.19	1.30	1.38	1.95
Net investment income	7.14 [9]	7.68	8.33	9.45	11.12	15.94

Portfolio turnover rate	18%	36%	36%	18%	33%	29%

Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$72,000	$72,000	$72,000	$72,000	$72,000	$72,000
Asset Coverage[11]	354%	345%	345%	314%	327%	300%
Involuntary Liquidating Preference Per Share (000s)[12]	25	25	25	25	25	25

[1]	For the six months ended June 30, 2014 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

22	Western Asset Premier Bond Fund 2014 Semi-Annual Report

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

[12]	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

24	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Premier Bond Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$147,984,253	—	$147,984,253
Asset-backed securities	—	29,462,935	$3,178,751	32,641,686
Collateralized mortgage obligations	—	23,696,533	2,040	23,698,573
Mortgage-backed securities	—	305,469	—	305,469
Senior loans	—	2,671,586	—	2,671,586
Sovereign bonds	—	16,904,910	—	16,904,910
U.S. government & agency obligations	—	6,006,408	—	6,006,408
Common stocks:
Financials	$1,183,670	—	—	1,183,670
Health care	—	—	91,200	91,200
Industrials	—	—	304,128	304,128
Preferred stocks	3,378,912	3,393	—	3,382,305
Total long-term investments	$4,562,582	$227,035,487	$3,576,119	$235,174,188
Short-term investments†	—	12,200,000	—	12,200,000
Total investments	$4,562,582	$239,235,487	$3,576,119	$247,374,188
Other financial instruments:
Forward foreign currency contracts	—	$41,256	—	$41,256
Total	$4,562,582	$239,276,743	$3,576,119	$247,415,444

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$4,224	—	—	$4,224

†	See Schedule of Investments for additional detailed categorizations.

26	Western Asset Premier Bond Fund 2014 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks
Investments in Securities			Health Care	Industrials	Total
Balance as of December 31, 2013	$3,293,008	$4,756	—	$291,986	$3,589,750
Accrued premiums/discounts	30,345	(13,869)	—	—	16,476
Realized gain (loss)[1]	(55,486)	(11,432)	—	—	(66,918)
Change in unrealized appreciation (depreciation)[2]	(89,116)	(8,200)	$(81,431)	12,142	(166,605)
Purchases	—	30,785	172,631	—	203,416
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of June 30, 2014	$3,178,751	$2,040	$91,200	$304,128	$3,576,119
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2014[2]	$(89,116)	$(8,200)	$(81,431)	$12,142	$(166,605)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with

Western Asset Premier Bond Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin“ and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Stripped securities. The Fund may invest in “Stripped Securities,“ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

28	Western Asset Premier Bond Fund 2014 Semi-Annual Report

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

Western Asset Premier Bond Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

30	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Preferred Stock (“ARPS”).

Western Asset Premier Bond Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $15,357 of Federal excise taxes attributable to calendar year 2013 in March 2014.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any ARPS outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are additional subadvisers to the Fund under portfolio management agreements between Western Asset and Western Singapore, and Western Asset and Western Japan.

Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively.

Under the terms of the administration services agreement among the Fund, Western Asset and Legg Mason Partners Fund Adviser, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

32	Western Asset Premier Bond Fund 2014 Semi-Annual Report

LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

During periods in which the Fund utilizes financial leverage or has ARPS outstanding, the fees which are payable to the investment manager as a percentage of the fund’s total managed assets will be higher than if the Fund did not utilize leverage or have ARPS outstanding because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage or ARPS.

3. Investments

During the six months ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$47,238,638	—
Sales	40,363,493	$1,807,579

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,621,872
Gross unrealized depreciation	(3,888,695)
Net unrealized appreciation	$20,733,177

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	158	9/14	$19,772,932	$19,777,156	$(4,224)

At June 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation
Contracts to Sell:
Euro	JPMorgan Chase Bank	1,800,000	$2,465,140	8/14/14	$41,256

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$41,256

Western Asset Premier Bond Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$4,224
[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(378,367)	—	$(378,367)
Forward foreign currency contracts[1]	—	$(105,008)	(105,008)
Total	$(378,367)	$(105,008)	$(483,375)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(79,726)	—	$(79,726)
Forward foreign currency contracts[1]	—	$115,387	115,387
Total	$(79,726)	$115,387	$35,661

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$13,933,734
Forward foreign currency contracts (to sell)	2,469,129

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$41,256	—	$41,256

34	Western Asset Premier Bond Fund 2014 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[2]	$12,344	$(12,344)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Auction rate preferred shares

There are 2,880 shares of Auction Rate Preferred Shares (“ARPS”) authorized. The ARPS have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 ARPS outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The ARPS have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W ARPS are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. The weekly auctions for Series M and W have all failed during the six months ended June 30, 2014; consequently, the dividend rate paid on the ARPS has moved to the maximum rate as defined in the prospectus. Since mid-February 2008, holders of ARPS issued by the Fund have been impacted by the lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”. The maximum rate is calculated at 200% of the reference rates, which is the 7-day “AA” Financial Composite Commercial Paper rate for Series M and the 30-day “AA” Commercial Paper rate for Series W. Dividend rates ranged from 0.060% to 0.262% between January 1, 2014 to June 30, 2014.

The ARPS are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends.

The Fund is subject to certain restrictions relating to the ARPS. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with

Western Asset Premier Bond Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

respect to the outstanding ARPS would be less than 200%. The ARPS is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in Bylaws are not satisfied.

The ARPS shareholders are entitled to one vote per share and generally vote with the common shareholders but vote separately as a class to elect two trustees and on certain matters affecting the rights of the ARPS. The issuance of ARPS poses certain risks to holders of common stock, including, among others, the possibility of greater market price volatility, and in certain market conditions, the yield to holders of common stock may be adversely affected. The Fund is required to maintain certain asset coverages with respect to the ARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of shares of the ARPS in order to meet the applicable requirement. The ARPS is otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee. For the previous periods since the ARPS have been outstanding, the participation fee has been paid at the annual rate of 0.25% of the purchase price of the ARPS that the broker/dealer places at the auction. Since January 1, 2010, the participation fee has been reduced to an annual rate of 0.05% of the purchase price of the ARPS, in the case of failed auctions. For the six months ended June 30, 2014, the Fund paid auction participation fees totaling $17,966.

On June 5, 2014, the Fund announced that it commenced an issuer tender offer for up to 100% of its outstanding ARPS at a price equal to 97% of the liquidation preference of $25,000 per share, plus any unpaid dividends accrued through July 3, 2014, the expiration date of the tender offer.

The Fund’s tender offer is conditioned upon the Fund closing on a secured credit facility and certain other conditions as set forth in the Fund’s offer to purchase. The Fund intends to replace any leverage associated with the tendered ARPS with borrowing under the secured credit facility.

6. Trustee compensation

Each Trustee of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset, WAML, Western Singapore or Western Japan receives an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity.

The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as

36	Western Asset Premier Bond Fund 2014 Semi-Annual Report

a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Income Fund according to each such investment company’s average annual net assets.

Trustee Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Funds, Inc. and Western Asset Income Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Distributions subsequent to June 30, 2014

The following distributions have been declared by the Fund’s Board of Trustees and payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
7/18/2014	7/25/2014	$0.09000
8/22/2014	8/29/2014	0.09000
9/19/2014	9/26/2014	0.09000

8. Capital loss carryforward

As of December 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/17	$(11,853,096)

This amount will be available to offset any future taxable capital gains.

9. Other

GreenPoint Mortgage Pass Through Certificates (“GreenPoint”) was a mortgage-backed security previously held by the Fund. GreenPoint was insured through a policy issued by AMBAC Assurance Corporation to cover certain interest shortfalls and realized losses. In August 2013, the final paydown was received from GreenPoint resulting in a loss to the Fund. A receivable for $2,081,620 has been recorded representing the estimated insurance proceeds to be paid to the Fund.

10. Subsequent events

Effective July 7, 2014, the Fund has a revolving credit agreement with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $72,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee up to an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the higher of the overnight federal funds rate or the overnight LIBOR rate, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses.

Western Asset Premier Bond Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

On July 10, 2014, the Fund announced the final results for its issuer tender offer for up to 100% of its outstanding ARPS at a price equal to 97% of the liquidation preference of $25,000 per share, plus any unpaid dividends accrued through expiration of the offer. The Fund’s tender offer expired on July 3, 2014. All shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund has accepted for payment approximately 2,863 ARPS, which represents approximately 99% of its outstanding ARPS. The ARPS of the Fund that were not tendered remain outstanding.

On August 14, 2014, the Board of Trustees approved the redemption of the remaining Series M ARPS and Series W ARPS on September 26, 2014 and September 30, 2014, respectively.

38	Western Asset Premier Bond Fund 2014 Semi-Annual Report

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth below. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare. Registered shareholder may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to terminate participation in the Plan.

Western Asset Premier Bond Fund	39

Dividend reinvestment plan (unaudited) (cont’d)

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year. Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York, 11219. Investor Relations Telephone number 1-888-888-0151.

40	Western Asset Premier Bond Fund

Western Asset

Premier Bond Fund

Trustees

William E. B. Siart

Chairman

Kenneth D. Fuller

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Officers

Kenneth D. Fuller

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

New York Stock

Exchange Symbol

WEA

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WASX012842 8/14 SR14-2284

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)      Registrant has a separately - designated standing Audit Committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Robert Abeles

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)      Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8(b).	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of June 30, 2014, a team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, Portfolio Manager Michael C. Buchanan and Portfolio Manager Christopher F. Kilpatrick manage the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Leech, Buchanan and Kilpatrick have each served as investment professionals for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech, Buchanan and Kilpatrick serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of June 30, 2014, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed ($Billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($Billions)
S. Kenneth Leech:
Registered Investment Companies	103	185.6	0	0
Other pooled investment vehicles	242	92.3	9	1.5
Other accounts	678	179.1	55	17.0

Michael C. Buchanan:
Registered Investment Companies	40	35.4	0	0
Other pooled investment vehicles	58	33.2	4	0.75
Other accounts	186	49.0	20	7.8

Christopher F. Kilpatrick:
Registered Investment Companies	8	3.7	0	0
Other pooled investment vehicles	1	0.52	0	0
Other accounts	0	0	0	0

Note: With respect to Mr. Leech, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech is involved in the management of all the Advisers’ portfolios, but he is not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: August 22, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: August 22, 2014